Exhibit 10.2

EXECUTION VERSION

FOURTH AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

This FOURTH AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (this “Agreement”) is made as of this 24th day of May, 2016, among the Grantors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as Annex 1 (collectively, jointly and severally, “Grantors” and each individually a “Grantor”), and SUNTRUST BANK, in its capacity as administrative agent (together with its successors, “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Fourth Amended and Restated Credit Agreement dated as of May 24, 2016 (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the “Credit Agreement”), by and among Oxford Industries, Inc., a Georgia corporation (“Parent”), Tommy Bahama Group, Inc., a Delaware corporation (“TBG”; together with Parent, each referred to individually as a “Borrower” and, collectively, as “Borrowers”), the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as Issuing Banks, the financial institutions party thereto from time to time as lenders (“Lenders”) and Administrative Agent, the Lender Group (as defined therein) is willing to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof;

WHEREAS, Administrative Agent has agreed to act as agent for the benefit of the Lender Group in connection with the transactions contemplated by this Agreement;

WHEREAS, Administrative Agent and Grantors are parties to that certain Third Amended and Restated Pledge and Security Agreement, dated as of June 14, 2012 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Prior Security Agreement”), pursuant to which Grantors granted Administrative Agent a continuing security interest in and to the Collateral (as defined in the Prior Security Agreement) in order to secure the prompt and complete payment, observance and performance of the Secured Obligations (as defined in the Prior Security Agreement); and

WHEREAS, in order to induce the Lender Group to continue to make financial accommodations to Borrowers as provided for in the Credit Agreement, Grantors have agreed to amend and restate the Prior Security Agreement and to re-evidence their continuing grant of a security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, (a) all of the present and future obligations of Grantors arising from this Agreement, the Credit Agreement, the other Loan Documents and the Bank Products Documents (other than, with respect to any Grantor (other than the Borrowers), such Grantor’s Excluded Swap Obligations) and (b) all other Obligations, including, in the case of each of clauses (a) and (b), reasonable attorneys’ fees and expenses and any interest, fees or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding (clauses (a) and (b) being hereinafter referred to as the “Secured Obligations”);

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Defined Terms. All capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement.  Any terms used in this Agreement that are defined in the UCC shall be construed and defined as set forth in the UCC unless otherwise defined herein or in the Credit Agreement; provided, however, that to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles of the UCC, the definition of such term contained in Article 9 of the UCC shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(a)                                 “Agreement Date” means May 24, 2016.

(b)                                 “Books” means books and Records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s Goods or General Intangibles (other than Excluded Trademarks and Excluded Trademark Licenses) related to such information).

(c)                                  “Borrowers” has the meaning specified therefor in the recitals to this Agreement.

(d)                                 “Chattel Paper” means chattel paper (as that term is defined in the UCC) and includes tangible chattel paper and electronic chattel paper.

(e)                                  “Collateral” has the meaning specified therefor in Section 2.

(f)                                   “Commercial Tort Claims” means commercial tort claims (as that term is defined in the UCC), and includes those commercial tort claims listed on Schedule 2.

(g)                                  “Copyrights” means copyrights and copyright registrations, including the copyright registrations and applications for registration listed on Schedule 3, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof and (iv) all of each Grantor’s rights corresponding thereto throughout the world, but excluding, in each case, copyrights included in the definition of Excluded Trademarks.

(h)                                 “Copyright Security Agreement” means each Copyright Security Agreement among Grantors, or any of them, and Administrative Agent, for the benefit of the Lender Group, in substantially the form of Exhibit A attached hereto, pursuant to which Grantors have granted to Administrative Agent, for the benefit of the Lender Group, a security interest in all their respective Copyrights.

(i)                                     “Credit Agreement” has the meaning specified therefor in the recitals to this Agreement.

(j)                                    “Deposit Account” means any deposit account (as that term is defined in the UCC).

(k)                                 “Documents” means documents (as that term is defined in the UCC).

(l)                                     “Draft” means a draft (as that term is defined in the UCC).

(m)                             “Equipment” means equipment (as that term is defined in the UCC).

(n)                                 “Excluded Trademark Licenses” means any Intellectual Property License related to a Trademark to the extent such Intellectual Property License is not a U.S. Trademark License.

(o)                                 “Excluded Trademarks” means any Trademarks that are not U.S. Trademarks.

(p)                                 “First-Tier Foreign Subsidiary” means any Foreign Subsidiary that is directly held by Parent or its Domestic Subsidiaries.

(q)                                 “Fixtures” means fixtures (as that term is defined in the UCC).

(r)                                    “General Intangibles” means general intangibles (as that term is defined in the UCC) and, in any event, including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, uncertificated Equity Interests not constituting a security (as defined in the UCC), and any other personal property other than commercial tort claims, money, Accounts, Chattel Paper, Deposit Accounts, Goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

(s)                                   “Goods” means goods (as that term is defined in the UCC).

(t)                                    “Grantor” and “Grantors” has the meaning specified therefor in the recitals to this Agreement.

(u)                                 “Insolvency Proceeding” means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, in each of case (a) and (b) undertaken under federal, state or foreign law, including the Bankruptcy Code.

(v)                                 “Instrument” means an instrument (as that term is defined in the UCC).

(w)                               “Intellectual Property” means any and all Intellectual Property Licenses, Patents, Copyrights, Trademarks and trade secrets.

(x)                                 “Intellectual Property Licenses” means a license or other agreement granting a right to use any Patent, Trademark, Copyright or other Intellectual Property, to which a Grantor is a party, whether as a licensee or a licensor, including the license agreements for which a Grantor is a party as a licensee listed on Schedule 4, and the right to use any such Patent, Trademark, Copyright or other Intellectual Property (to the extent permitted by such license) in connection with the enforcement of the Lender Group’s rights under the Loan Documents, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses.

(y)                                 “Inventory” means inventory (as that term is defined in the UCC).

(z)                                  “Investment Related Property” means (i) investment property (as that term is defined in the UCC), and (ii) all of the following regardless of whether classified as investment property under the UCC:  all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

(aa)                          “Letter-of-Credit Rights” means letter-of-credit rights (as that term is defined in the UCC).

(bb)                          “Mortgage” means an agreement, including, but not limited to, a mortgage, deed of trust or any other document creating and evidencing a Lien on a mortgaged property in favor of or for the benefit of Administrative Agent, which shall be in form which is effective to create a Lien on such mortgaged property in favor of Administrative Agent to secure the Secured Obligations that is enforceable against the applicable Grantor and third parties, in each case, with such schedules and including such provisions as shall be necessary or desirable to conform such document to applicable local law requirements or as shall be customary under applicable local law requirements.

(cc)                            “Negotiable Collateral” means Instruments, Letter-of-Credit Rights, Promissory Notes, Drafts and Documents.

(dd)                          “Patent Security Agreement” means each Patent Security Agreement among Grantors, or any of them, and Administrative Agent, for the benefit of the Lender Group, in substantially the form of Exhibit B attached hereto, pursuant to which Grantors have granted to Administrative Agent, for the benefit of the Lender Group, a security interest in all their respective Patents.

(ee)                            “Patents” means patents and patent applications, including the patents and patent applications listed on Schedule 5, and (i) all continuations and continuations-in-part, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, and (iv) all of each Grantor’s rights corresponding thereto throughout the world.

(ff)                              “Pledged Companies” means each Person listed on Schedule 7 as a “Pledged Company,” together with each other Person, all or a portion of whose Equity Interests are acquired or otherwise owned by a Grantor after the Agreement Date and are required to be pledged to Administrative Agent under Section 6.17 of the Credit Agreement, other than any such Equity Interest excluded from the term “Collateral” under the last paragraph of Section 2.

(gg)                            “Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Equity Interests now or hereafter owned by such Grantor, regardless of class or designation, in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, including any certificates representing the Equity Interests, the right to request after the occurrence and during the continuation of an Event of Default that such Equity Interests be registered in the name of Administrative Agent or any of its nominees, the right to receive any certificates representing any of the Equity Interests and the right to require that such certificates be delivered to Administrative Agent together with undated powers or assignments of investment securities with respect thereto, duly endorsed in blank by such Grantor, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and of all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, Instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing except that Pledged Interests shall not include any property or assets which are excluded from the term “Collateral” under the last paragraph of Section 2.

(hh)                          “Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit C to this Agreement.

(ii)                                  “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.

(jj)                                “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.

(kk)                          “Proceeds” has the meaning specified therefor in Section 2.

(ll)                                  “Promissory Note” means a promissory note (as that term is defined in the UCC).

(mm)                  “Real Property” means any estates or interests in real property now owned or hereafter acquired by any Grantor and the improvements thereto.

(nn)                          “Record” means a record (as that term is defined in the UCC).

(oo)                          “Secured Obligations” has the meaning specified in the recitals to this Agreement.

(pp)                          “Securities Account” means a securities account (as that term is defined in the UCC).

(qq)                          “Security Interest” has the meaning specified therefor in Section 2.

(rr)                                “Supporting Obligations” means supporting obligations (as such term is defined in the UCC), and includes Letter-of-Credit Rights and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Related Property.

(ss)                              “Trademark Security Agreement” means each Trademark Security Agreement among Grantors, or any of them, and Administrative Agent, for the benefit of the Lender Group, in substantially the form of Exhibit D attached hereto, pursuant to which Grantors have granted to Administrative Agent, for the benefit of the Lender Group, a security interest in all their respective U.S. Trademarks and U.S. Trademark Licenses.

(tt)                                “Trademarks” means trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks, service mark applications, and Copyrights (whether or not registered) embodied in any of the foregoing or related to works with which the goodwill of any Grantor has become associated, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of each Grantor’s business symbolized by the foregoing and connected therewith, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

(uu)                          “URL” means “uniform resource locator,” an internet web address.

(vv)                          “U.S. Trademark Licenses” means a license or other agreement to the extent granting a right to use any U.S. Trademark owned by a Grantor, to which a Grantor is a party as a licensor or a licensee, including the right to royalties and any other consideration now or hereafter paid to a Grantor under or with respect thereto by any entity for such rights thereunder.

(ww)                      “U.S. Trademarks” means, with respect to any Grantor, trademarks, trade names, service marks and any application for the foregoing (including those set forth on Schedule 6) owned by such Grantor and registered in (or in the case of applications, filed with) the United States Patent and Trademark Office (or any successor office performing similar functions) including (i) Copyrights (whether or not registered) embodied in any of the foregoing,

(ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof and (v) the goodwill of such Grantor’s business symbolized by the foregoing and connected therewith.

2.                                      Grant of Security.  Each Grantor hereby unconditionally grants, assigns, and pledges to Administrative Agent, for the benefit of the Lender Group, a continuing security interest (hereinafter referred to as the “Security Interest”) in all personal property of such Grantor whether now owned or hereafter acquired or arising and wherever located, including such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):

(a)                                 all of such Grantor’s Accounts (other than Accounts related to the Grantor’s Excluded Trademarks or Excluded Trademark Licenses);

(b)                                 all of such Grantor’s Books;

(c)                                  all of such Grantor’s Chattel Paper;

(d)                                 all of such Grantor’s Deposit Accounts, securities accounts, commodities accounts, and similar accounts;

(e)                                  all of such Grantor’s Equipment and fixtures;

(f)                                   all of such Grantor’s General Intangibles (other than Excluded Trademarks and Excluded Trademark Licenses) including, without limitation, U.S. Trademarks and U.S. Trademark Licenses, Copyrights and Patents;

(g)                                  all of such Grantor’s Inventory;

(h)                                 all of such Grantor’s Investment Related Property;

(i)                                     all of such Grantor’s Negotiable Collateral;

(j)                                    all of such Grantor’s Life Insurance Policies;

(k)                                 all of such Grantor’s rights in respect of Supporting Obligations;

(l)                                     all of such Grantor’s interest with respect to any Commercial Tort Claims listed on Schedule 2;

(m)                             all of such Grantor’s money, Cash Equivalents, or other assets that now or hereafter come into the possession, custody, or control of Administrative Agent or any other member of the Lender Group; and

(n)                                 all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or commercial tort claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles (other than Excluded Trademarks and Excluded Trademark Licenses), Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the property of Grantors constituting Collateral, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing Collateral (the “Proceeds”).  Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Administrative Agent from time to time with respect to any of the Investment Related Property.

Notwithstanding anything contained in this Section 2 to the contrary, the term “Collateral” shall not include: (i) any of the Equity Interests of a Foreign Subsidiary of a Grantor other than a First-Tier Foreign Subsidiary of such Grantor, (ii) with respect to any CFC Holdco or any First-Tier Foreign Subsidiary of a Grantor to the extent such First-Tier Subsidiary is not a Guarantor or Borrower, any Equity Interests in excess of sixty-five percent (65%) of the Equity Interests of such First-Tier Foreign Subsidiary, together with all certificates representing such Equity Interests, all Proceeds thereof and all rights relating thereto, (iii) any Equity Interests in an Excluded Subsidiary, (iv) any Excluded Trademark or any Excluded Trademark License owned by any Grantor (as licensor or as licensee) and any Proceeds related thereto, (v) assets and all Proceeds thereof and all rights relating thereto subject to Liens permitted pursuant to clause (f) (as it relates to any of the foregoing) of the definition of “Permitted Liens” in the Credit Agreement to the extent, and only for so long as, the documentation relating to such Liens prohibits the applicable Grantors from granting a Lien on such assets to secure the Secured Obligations, (vi) any Equity Interests of a Person that is not a Subsidiary of Parent and all Proceeds thereof and all rights relating thereto to the extent that, and only for so long as, a pledge of such Equity Interests, Proceeds or rights is prohibited by such Person’s organizational documents or any shareholders agreement or joint venture agreement relating to such Equity Interests, Proceeds or rights, (vii) any contract, lease, license or other agreement and all Proceeds thereof and all rights relating thereto to the extent that, and only for so long as, the grant of a security interest therein would violate applicable law, result in the invalidation thereof or provide any party thereto with a right of termination or any other remedy that materially increases the costs or burden of any Grantor thereunder with respect thereto (in each case, after giving effect to Sections 9-406(d), 9-407(a), 9-408(a) or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law), and (viii) any intent-to-use trademark application to the extent and for so long as creation by a Grantor of a security interest therein would result in the loss by such Grantor of any material rights therein; provided, that property excluded from the definition of “Collateral” pursuant to this paragraph shall not include any proceeds, products, substitutions or replacements of such property (unless such proceeds, products, substitutions or replacements would otherwise be excluded from the definition of “Collateral” pursuant to this paragraph); provided, further, that upon the occurrence of an event that renders property to no longer be excluded from the definition of “Collateral” pursuant to this paragraph, a security interest in such property shall be automatically and simultaneously granted hereunder and such property shall be included as Collateral hereunder.

3.                                      Security for Secured Obligations.  This Agreement and the Security Interest created hereby secure the payment and performance of all of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Administrative Agent or any other member of the Lender Group, but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any other Grantor.

4.                                      Grantors Remain Liable.  Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Administrative Agent or any other member of the Lender Group of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) no member of the Lender Group shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any member of the Lender Group be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.  Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Credit Agreement, or the other Loan Documents, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Credit Agreement and the other Loan Documents.  Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, and dividend rights, shall remain in the applicable Grantor until the occurrence of an Event of Default and until Administrative Agent shall notify the applicable Grantor of Administrative Agent’s exercise of voting, consensual, or dividend rights with respect to the Pledged Interests pursuant to Section 14 hereof.

5.                                      Representations and Warranties.  Each Grantor hereby represents and warrants as follows:

(a)                                 The exact legal name of each of the Grantors is set forth on the signature pages of this Agreement or a written notice provided to Administrative Agent pursuant to Section 8.7(f) of the Credit Agreement.  No Grantor conducts, and, during the five-year period immediately preceding the Agreement Date, no Grantor has conducted, business under any trade name or other name other than those set forth on Schedule 1 attached hereto.

(b)                                 Such Grantor’s organizational identification number (within the meaning of Section 9-516(b)(5)(C)(iii) of the UCC), and its chief executive office, principal place of business and the place where such Grantor maintains its records concerning the Collateral is set forth on Schedule 1.  If such Grantor is a corporation, limited liability company, limited partnership, corporate trust or other registered organization, the state under whose law such registered organization was organized is set forth on Schedule 1.

(c)                                  As of the Agreement Date, no Grantor has any interest in, or title to, any U.S. Trademarks except as set forth on Schedule 6.  This Agreement is effective to create a valid and continuing Lien on all U.S. Trademarks and U.S. Trademark Licenses and, upon filing of any applicable Copyright Security Agreement with the United States Copyright Office and filing of the Trademark Security Agreement with the United States Patent and Trademark Office, and the filing of appropriate financing statements pursuant to the UCC in the jurisdictions listed on Schedule 8, all action (other than any action required under Section 6(f)(i) to the extent such action is not overdue) necessary to perfect the Security Interest in each Grantor’s U.S. Trademarks and U.S. Trademark Licenses has been taken and such perfected Security Interests are enforceable as such as against any and all creditors of and purchasers from any Grantor.

(d)                                 This Agreement creates a valid security interest in the Collateral of each of Grantors, to the extent a security interest therein can be created under the UCC, securing the payment of the Secured Obligations.  Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the UCC, the filing of a Copyright Security Agreement with the United States Copyright Office and a Trademark Security Agreement and a Patent Security Agreement with the United States Patent and Trademark Office, all filings and other actions (other than any action required under Section 6(f)(i) to the extent such action is not overdue) necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements pursuant to the UCC and such other filings listing each applicable Grantor, as a debtor, and Administrative Agent, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 8.  Upon the making of such filings, Administrative Agent shall have a perfected security interest in the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement pursuant to the UCC, the filing of a Copyright Security Agreement with the United States Copyright Office and a Trademark Security Agreement and a Patent Security Agreement with the United States Patent and Copyright Office, subject only to Permitted Liens.

(e)                                  (i) Each Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens, except for Permitted Liens and the Security Interest created hereby, of the Pledged Interests indicated on Schedule 7 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Agreement Date; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Equity Interests of the Pledged Companies of such Grantor identified on Schedule 7 as supplemented or modified by any Pledged Interests Addendum or any supplement to this Agreement; (iii) such Grantor has the right and requisite authority to pledge the Pledged Interests pledged by such Grantor to Administrative Agent as provided herein; (iv) all actions necessary to perfect, establish the first priority (subject to any Permitted Liens) of, or otherwise protect, Administrative Agent’s Security Interest in the Pledged Interests, and the proceeds thereof, will have been duly taken, (A) upon the execution and delivery of this Agreement; (B)

upon the taking of possession by Administrative Agent of any certificates constituting the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers endorsed in blank by the applicable Grantor, (C) upon the filing of financing statements in the applicable jurisdiction set forth on Schedule 8 for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts, upon the delivery of control agreements with respect thereto; and (v) each Grantor has delivered to and deposited with Administrative Agent (or, with respect to any Pledged Interests created or obtained after the Agreement Date, will deliver and deposit in accordance with Sections 6(a) and 8 hereof) all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

(f)            No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Administrative Agent of the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally.

6.             Covenants.  Each Grantor, jointly and severally, covenants and agrees with Administrative Agent and the other members of the Lender Group that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 24 hereof:

(a)           Possession of Collateral.  In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, individually or in the aggregate, in the face amount of at least $5,000,000, and if and to the extent that perfection or priority of Administrative Agent’s Security Interest is dependent on or enhanced by possession, the applicable Grantor, promptly, but in any case within ten (10) Business Days thereof, upon the request of Administrative Agent and in accordance with Section 8 hereof, shall execute such other documents and instruments as shall be requested by Administrative Agent or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to Administrative Agent, together with such undated powers endorsed in blank as shall be requested by Administrative Agent;

(b)           Chattel Paper.

(i)         Each Grantor shall take all steps reasonably necessary to grant Administrative Agent control of all electronic Chattel Paper in accordance with the UCC and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction with respect to Chattel Paper, individually or in the aggregate, in the face amount of at least $5,000,000;

(ii)        If any Grantor retains possession of any Chattel Paper or Instruments, individually or in the aggregate, in the face amount of at least $5,000,000 (which retention of possession shall be subject to the extent permitted hereby and by the Credit Agreement), promptly upon the request of Administrative Agent, such Chattel Paper and Instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of SunTrust Bank, as Administrative Agent for the benefit of the Lender Group”;

(c)           Control Agreements.

(i)         Each Grantor shall obtain an authenticated Blocked Account Agreement, in form and substance satisfactory to Administrative Agent, as required pursuant to, and in accordance with the timeframes set forth in, Section 6.14 of the Credit Agreement;

(ii)        Each Grantor shall obtain authenticated control agreements, all in form and substance satisfactory to Administrative Agent, from each issuer (other than a Pledged Company) of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor, individually or in the aggregate, having a value of more than $5,000,000 and to the extent otherwise constituting Collateral; provided, that, with respect to any securities account opened or acquired by the Borrower Parties after the Agreement Date, the Borrower Parties shall have a period of forty-five (45) days (or such longer period as the Administrative Agent shall permit in writing in its sole discretion) after such opening or acquisition to execute and deliver any such required authenticated control agreement;

(d)           Letter-of-Credit Rights.  Each Grantor that is or becomes the beneficiary of a letter of credit shall promptly (and in any event within thirty (30) days after becoming a beneficiary), notify Administrative Agent thereof and, as to Letter-of-Credit Rights arising under letters of credit, individually or in the aggregate, having a face amount of more than $5,000,000, upon the request by Administrative Agent, enter into a tri-party agreement with Administrative Agent and the issuer or confirmation bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to Administrative Agent and directing all payments thereunder to Administrative Agent, all in form and substance satisfactory to Administrative Agent;

(e)           Commercial Tort Claims.  Each Grantor shall promptly (and in any event within ten (10) Business Days of receipt thereof), notify Administrative Agent in writing upon incurring or otherwise obtaining a Commercial Tort Claim which if successful would involve a claim having a projected value of at least $5,000,000, after the date hereof against any third party and, upon request of Administrative Agent, promptly amend Schedule 2 to this Agreement, authorize the filing of additional financing statements or amendments to existing financing statements and do such other acts or things deemed necessary or desirable by Administrative Agent to give Administrative Agent a first priority, perfected security interest in any such Commercial Tort Claim;

(f)            Intellectual Property.

(i)         On or prior to March 31 and September 30 of each year (with the first delivery date after the Agreement Date being September 30, 2016, and continuing thereafter), if any Grantor shall have obtained or acquired during the two fiscal quarters of Parent most recently ended prior to such date any Collateral consisting of  Patents, Trademarks or Copyrights (but, excluding in each case applications therefor) registered with the United States Patent and Trademark Office or the United States Copyright Office (in each case, or any successor office performing similar functions), in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, such Grantor shall execute and deliver to Administrative Agent one or more Copyright Security Agreements, Trademark Security Agreements or Patent Security Agreements to evidence Administrative Agent’s Lien on such Collateral, and shall cause such agreements to be filed with the United States Patent and Trademark Office or the United States Copyright Office (in each case, or any successor office performing similar functions), as applicable;

(ii)        Each Grantor shall have the duty, to the extent materially necessary or economically desirable, in the good faith judgment of such Grantor, in the operation of such Grantor’s business, (A) to promptly sue for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, and (D) to take all reasonable and necessary action to preserve and maintain all of such Grantor’s Trademarks, Patents, Copyrights and Intellectual Property Licenses related thereto, and its rights therein, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.  Any expenses incurred in connection with the foregoing shall be borne by the appropriate Grantor.  Each Grantor further agrees not to abandon any Trademark, Patent, Copyright, or Intellectual Property License related thereto that is materially necessary or economically desirable in the operation of such Grantor’s business without the prior written consent of Administrative Agent, except as permitted by the Credit Agreement;

(iii)       Grantors acknowledge and agree that the members of the Lender Group shall have no duties with respect to the Trademarks, Patents, Copyrights, or Intellectual Property Licenses related thereto.  Without limiting the generality of this Section 6(f), Grantors acknowledge and agree that no member of the Lender Group shall be under any obligation to take any steps necessary to preserve rights in the Trademarks, Patents, Copyrights, or Intellectual Property Licenses related thereto against any other Person, but Administrative Agent or any member of the Lender Group may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of Borrowers and shall be chargeable to the Loan Account;

(g)           Investment Related Property.

(i)         If any Grantor shall receive or become entitled to receive any Pledged Interests after the Agreement Date (other than Dividends paid in cash), it shall promptly (and in any event within forty-five (45) Business Days of receipt thereof) deliver to Administrative Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests;

(ii)        Upon the occurrence and during the continuance of an Event of Default, all sums of money and property paid or distributed in respect of the Pledged Interests which are received by any Grantor shall be held by Grantors in trust for the benefit of Administrative Agent segregated from such Grantor’s other property, and such Grantor shall deliver such money and property forthwith to Administrative Agent in the exact form received;

(iii)       No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests to the extent prohibited under the terms and conditions of the Credit Agreement;

(iv)       Each Grantor agrees that it will cooperate with Administrative Agent in obtaining all necessary approvals and making all necessary filings under federal, state or local law in connection with the Security Interest on the Pledged Interests or any sale or transfer thereof;

(v)        As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents, warrants and covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Grantor in a securities account.  In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction;

(h)           Transfers and Other Liens.  Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except expressly permitted by the Credit Agreement, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any Grantor, except for Permitted Liens and the Security Interest created hereby. The inclusion of Proceeds in the Collateral shall not be deemed to constitute Administrative Agent’s consent to any sale or other disposition of any of the Collateral otherwise prohibited under this Agreement or the other Loan Documents; and

(i)            Other Actions as to Any and All Collateral.  Each Grantor shall promptly (and in any event within forty-five (45)) Business Days of acquiring or obtaining such Collateral) notify Administrative Agent in writing upon acquiring or otherwise obtaining any Collateral after the date hereof consisting of Investment Related Property (other than any security or security entitlement that is maintained in a securities account which is subject to a tri-party control agreement among Administrative Agent, the applicable Grantor and the securities intermediary), Chattel Paper (electronic, tangible or otherwise), promissory notes (as defined in the UCC), or Instruments, in each case, individually or in the aggregate, having a face amount of at least $5,000,000 and upon the request of Administrative Agent and in accordance with Section 8 hereof, promptly execute such other documents, or if applicable, deliver such Chattel Paper, other documents or certificates evidencing any Investment Related Property in accordance with Section 6 hereof and do such other acts or things deemed necessary or desirable by Administrative Agent to protect Administrative Agent’s Security Interest therein.

Notwithstanding anything to the contrary contained herein, the representations and warranties made by each Grantor pursuant to Section 5 and the covenants made by each Grantor pursuant to this Section 6 shall not be applicable to any Collateral released pursuant to the terms and conditions of Section 10.11 of the Credit Agreement and the Collateral shall no longer include any such Collateral so released.

7.             Relation to Other Security Documents.  The provisions of this Agreement shall be read and construed with the other Loan Documents referred to below in the manner so indicated.

(a)           Credit Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement, such provision of the Credit Agreement shall control.

(b)           Patent, Trademark and Copyright Security Agreements.  The provisions of the Copyright Security Agreements, the Trademark Security Agreements and the Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, the Trademark Security Agreements or the Patent Security Agreements shall limit any of the rights or remedies of Administrative Agent hereunder.

8.             Further Assurances.

(a)           Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Administrative Agent may reasonably request, in order to perfect and protect any Security Interest granted or purported to be granted hereby or to enable Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b)           Each Grantor authorizes the filing by Administrative Agent financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Administrative Agent such other instruments or notices, as may be necessary or as Administrative Agent may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

(c)           Each Grantor authorizes Administrative Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments describing the Collateral as defined herein.

(d)           Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Administrative Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

9.             Administrative Agent’s Right to Perform Contracts.  Upon the occurrence and during the continuance of an Event of Default, Administrative Agent (or its designee) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement constituting Collateral and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could.

10.          Administrative Agent Appointed Attorney-in-Fact.  Each Grantor hereby irrevocably appoints Administrative Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Credit Agreement, to take any action and to execute any instrument which Administrative Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

(a)           to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts constituting Collateral or any other Collateral of such Grantor;

(b)           to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Administrative Agent;

(c)           to receive, indorse, and collect any Drafts or other Instruments, Documents, Negotiable Collateral or Chattel Paper;

(d)           to file any claims or take any action or institute any proceedings which Administrative Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Administrative Agent with respect to any of the Collateral;

(e)           to repair, alter, or supply Goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor constituting Collateral;

(f)            to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts constituting Collateral, contracts or Negotiable Collateral of such Grantor to the extent permitted under applicable license agreements or as permitted by Applicable Law; and

(g)           to bring suit in its own name to enforce the Collateral consisting of Trademarks, Patents, Copyrights and Intellectual Property Licenses related to Trademarks, Patents and Copyrights and, if Administrative Agent shall commence any such suit, the appropriate Grantor shall, at the request of Administrative Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Administrative Agent in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

11.          Administrative Agent May Perform.  If any of the Grantors fails to perform any agreement contained herein, Administrative Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Administrative Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.

12.          Administrative Agent’s Duties.  The powers conferred on Administrative Agent hereunder are solely to protect Administrative Agent’s interest in the Collateral, for the benefit of the Lender Group, and shall not impose any duty upon Administrative Agent to exercise any such powers.  Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Administrative Agent accords its own property.

13.          Collection of Certain Accounts, Certain General Intangibles and Negotiable Collateral.  At any time upon the occurrence and during the continuation of an Event of Default, Administrative Agent or Administrative Agent’s designee may (a) notify Account Debtors of any Grantor to pay all amounts owing on Accounts constituting Collateral to Administrative Agent, for the benefit of the Lender Group, and (b) collect the Accounts, General Intangibles and Negotiable Collateral (in each case to the extent constituting Collateral) directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the Loan Documents.

14.          Disposition of Pledged Interests by Administrative Agent.  None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration.  Each Grantor understands that in connection with such disposition, Administrative Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market.  Each Grantor, therefore, agrees that:  (a) if Administrative Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged

Interests or any portion thereof to be sold at a private sale, Administrative Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interests or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Administrative Agent has handled the disposition in a commercially reasonable manner.

15.          Voting Rights.

(a)           Upon the occurrence and during the continuation of an Event of Default, (i) Administrative Agent may, at its option, and with prior notice to any Grantor, and in addition to all rights and remedies available to Administrative Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Administrative Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Administrative Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Administrative Agent, such Grantor’s true and lawful attorney-in-fact and grants to Administrative Agent an IRREVOCABLE PROXY to vote such Pledged Interests in any manner Administrative Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be.  The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

(b)           For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Administrative Agent, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Administrative Agent and the other members of the Lender Group with respect to the Borrower Parties taken as a whole.

16.          Remedies.  Upon the occurrence and during the continuance of an Event of Default:

(a)           Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the UCC or any other Applicable Law.  Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Administrative Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC or any other Applicable Law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Administrative Agent forthwith, assemble all or part of the Collateral as directed by Administrative Agent and make it available to Administrative Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Administrative Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as Administrative Agent may deem commercially reasonable.  Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days notice to any of Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the UCC.  Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)           Administrative Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or Intellectual Property or any property of a similar nature, whether owned by any of Grantors or with respect to which any of Grantors have rights under license, sublicense, or other agreements, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Administrative Agent in each case, to the extent permitted under applicable licenses and franchise agreements or as permitted by Applicable Law.

(c)           Any cash held by Administrative Agent as Collateral and all cash proceeds received by Administrative Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Credit Agreement.   In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

(d)           Each Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing, Administrative Agent shall, to the extent permitted by Applicable Law, have the right to an immediate writ of possession without notice of a hearing.  Administrative Agent shall have the right to the appointment of a receiver for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantors may have thereto or the right to have a bond or other security posted by Administrative Agent.

17.          Remedies Cumulative.  Each right, power, and remedy of Administrative Agent as provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Administrative Agent, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Administrative Agent of any or all such other rights, powers, or remedies.

18.          Marshaling.  Administrative Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Administrative Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

19.          Releases.  If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of the Administrative Borrower, shall promptly execute and deliver to the Administrative Borrower, on behalf of such Grantor, all releases or other documents reasonably necessary to evidence the release of the Liens created hereby on such Collateral and the Equity Interests of such Grantor, made without recourse, representation, warranty or other assurance of any kind. At the request and sole expense of the Administrative Borrower, a Grantor shall be released from its obligations hereunder in the event that all the Equity Interests of such Grantor shall be sold, transferred or otherwise disposed of in a transaction expressly permitted by the Credit Agreement; provided that the Administrative Borrower shall have delivered to the Administrative Agent a prior written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith.

20.          Reinstatement.  The obligations of each Grantor under this Agreement (including, without limitation, the provision of collateral herein) shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any other Grantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any other Grantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

21.          Payment of Expenses, Indemnities.  Each Grantor agrees to pay or promptly reimburse the Administrative Agent for all advances, charges, costs and expenses (including, without limitation, all costs and expenses of holding, preparing for sale and selling, collecting or otherwise realizing upon the Collateral and all reasonably attorneys’ fees, legal expenses and court costs), which the Administrative Agent may incur in connection with this Agreement as provided in Section 11.2 of the Credit Agreement.

22.          Merger, Amendments; Etc.  THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF

PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.  No waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Administrative Agent and each Grantor to which such amendment applies.

23.          Addresses for Notices.  All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Administrative Agent at its address specified in the Credit Agreement, and to any of the Grantors at their respective addresses specified in the Credit Agreement or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties.

24.          Continuing Security Interest: Assignments under Credit Agreement.  This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Obligations have been repaid in full in cash, or otherwise satisfied to the satisfaction of the Lender Group, in accordance with the provisions of the Credit Agreement and the Revolving Loan Commitment has expired or has been terminated, (b) be binding upon each of the Grantors, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Administrative Agent, and its successors, transferees and assigns.  Without limiting the generality of the foregoing clause (c), any Lender may, in accordance with the provisions of the Credit Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.  No transfer or renewal, extension, assignment, or termination of this Agreement or of the Credit Agreement, any other Loan Document, or any other instrument or document executed and delivered by any Grantor to Administrative Agent nor any additional Advances or other loans made by any Lender to Borrowers, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Administrative Agent, nor any other act of any member of the Lender Group shall release any Grantor from any obligation, except a release or discharge executed in writing by Administrative Agent in accordance with the provisions of the Credit Agreement.  Administrative Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Administrative Agent and then only to the extent therein set forth.  A waiver by Administrative Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Administrative Agent would otherwise have had on any other occasion.

25.          GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL.

(a)           THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b)           FOR PURPOSES OF ANY LEGAL ACTION OR PROCEEDING BROUGHT BY ANY MEMBER OF THE LENDER GROUP WITH RESPECT TO THIS

AGREEMENT, EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF THE FEDERAL AND STATE COURTS SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND HEREBY IRREVOCABLY DESIGNATES AND APPOINTS, AS ITS AUTHORIZED AGENT FOR SERVICE OF PROCESS IN THE STATE OF NEW YORK, ADMINISTRATIVE BORROWER, OR SUCH OTHER PERSON AS SUCH GRANTOR SHALL DESIGNATE HEREAFTER BY WRITTEN NOTICE GIVEN TO ADMINISTRATIVE AGENT (THE “DESIGNEE”).  THE CONSENT TO JURISDICTION HEREIN SHALL NOT BE EXCLUSIVE.  THE LENDER GROUP SHALL FOR ALL PURPOSES AUTOMATICALLY, AND WITHOUT ANY ACT ON THEIR PART, BE ENTITLED TO TREAT SUCH DESIGNEE OF EACH GRANTOR AS THE AUTHORIZED AGENT TO RECEIVE FOR AND ON BEHALF OF SUCH GRANTOR SERVICE OF WRITS, OR SUMMONS OR OTHER LEGAL PROCESS IN THE STATE OF NEW YORK, WHICH SERVICE SHALL BE DEEMED EFFECTIVE PERSONAL SERVICE ON SUCH GRANTOR SERVED WHEN DELIVERED TO THE DESIGNEE, WHETHER OR NOT SUCH DESIGNEE GIVES NOTICE TO SUCH GRANTOR; AND DELIVERY OF SUCH SERVICE TO ITS AUTHORIZED AGENT SHALL BE DEEMED TO BE MADE WHEN PERSONALLY DELIVERED.  IF THE DESIGNEE IS THE ADMINISTRATIVE BORROWER OR AN AFFILIATE OF ADMINISTRATIVE BORROWER, SERVICE SHALL BE MADE ON DESIGNEE BY DELIVERY TO THE DESIGNEE’S AGENT REGISTERED WITH THE NEW YORK SECRETARY OF STATE FOR SERVICE OF PROCESS. IN THE EVENT THAT, FOR ANY REASON, SUCH DESIGNEE SHALL NO LONGER SERVE AS DESIGNEE FOR A GRANTOR TO RECEIVE SERVICE OF PROCESS IN THE STATE OF NEW YORK, SUCH GRANTOR SHALL SERVE AND ADVISE ADMINISTRATIVE AGENT THEREOF SO THAT AT ALL TIMES EACH GRANTOR WILL MAINTAIN AN AGENT TO RECEIVE SERVICE OF PROCESS IN THE STATE OF NEW YORK ON BEHALF OF SUCH GRANTOR WITH RESPECT TO THIS AGREEMENT.  IN THE EVENT THAT, FOR ANY REASON, SERVICE OF LEGAL PROCESS CANNOT BE MADE IN THE MANNER DESCRIBED ABOVE, SUCH SERVICE MAY BE MADE IN SUCH MANNER AS PERMITTED BY LAW.

(c)           EACH GRANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION IT WOULD MAKE NOW OR HEREAFTER FOR THE LAYING OF VENUE OF ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN THE FEDERAL COURTS OF THE UNITED STATES SITTING IN NEW YORK COUNTY, NEW YORK, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION, OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(d)           EACH GRANTOR AND EACH MEMBER OF THE LENDER GROUP TO THE EXTENT PERMITTED BY APPLICABLE LAW WAIVES, AND OTHERWISE AGREES NOT TO REQUEST, A TRIAL BY JURY IN ANY COURT AND IN ANY ACTION, PROCEEDING OR COUNTERCLAIM OF ANY TYPE IN WHICH ANY GRANTOR, ANY MEMBER OF THE LENDER GROUP OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS IS A PARTY, AS TO ALL MATTERS AND THINGS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT.

26.          New Subsidiaries.  Pursuant to Section 6.17 of the Credit Agreement, any new direct or indirect Domestic Subsidiary (whether by acquisition or creation) of a Grantor (other than an Excluded Subsidiary) is required to enter into this Agreement by executing and delivering in favor of Administrative Agent a supplement to this Agreement in the form of Annex 1 attached hereto.  Upon the execution and delivery of Annex 1 by such new Domestic Subsidiary, such Domestic Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein.  The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

27.          Set-Off.  Each Grantor agrees that, in addition to (and without limitation of) any right of set-off, bankers’ lien or counterclaim a Lender may otherwise have, each Lender shall have the right and be entitled (after consultation with the Administrative Agent), at its option, to offset (a) balances held by it or by any of its Affiliates for account of any Grantor or any of its Subsidiaries at any of its offices, in dollars or in any other currency, and (b) Obligations then due and payable to such Lender (or any Affiliate of such Lender), which are not paid when due, in which case it shall promptly notify either of the Borrowers and the Administrative Agent thereof, provided that such Lender’s failure to give such notice shall not affect the validity thereof.

28.          Administrative Agent.  Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Administrative Agent” shall be a reference to Administrative Agent, for the benefit of the Lender Group.

29.          Miscellaneous.

(a)           This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile transmission or by e-mail transmission of an electronic file in Adobe Corporation’s Portable Document Format or PDF file shall be as effective as delivery of a manually executed counterpart hereof.  Any party delivering an executed counterpart of this Agreement by telefacsimile transmission or by e-mail transmission of an electronic file in Adobe Corporation’s Portable Document Format or PDF file also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

(b)           Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(c)           Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

(d)           The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(e)           Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting.  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be.  Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified.  Any reference in this Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than unasserted contingent indemnification Obligations.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

30.          Restatement.  This Agreement constitutes an amendment and restatement of the Prior Security Agreement and no interruption of the continuity of attachment of the Lien of the Administrative Agent in and to the collateral described in the Prior Security Agreement is intended nor shall any be deemed to have occurred.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby are not intended by the parties to be, and shall not constitute, a novation or an accord and satisfaction of the Secured Obligations or any other obligations owing to Administrative Agent under the Prior Security Agreement, any other Loan Document or the Bank Products Documents.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTORS:	OXFORD INDUSTRIES, INC.

By:
Name:
Title:

TOMMY BAHAMA GROUP, INC.

By:
Name:
Title:

LIONSHEAD CLOTHING COMPANY

By:
Name:
Title:

OXFORD CARIBBEAN, INC.

By:
Name:
Title:

OXFORD GARMENT, INC.

By:
Name:
Title:

[OXFORD — FOURTH A&R PLEDGE AND SECURITY AGREEMENT]

OXFORD INTERNATIONAL, INC.

By:
Name:
Title:

OXFORD OF SOUTH CAROLINA, INC.

By:
Name:
Title:

PIEDMONT APPAREL CORPORATION

By:
Name:
Title:

TOMMY BAHAMA BEVERAGES, LLC

By:
Name:
Title:

TOMMY BAHAMA R&R HOLDINGS, INC.

By:
Name:
Title:

TOMMY BAHAMA TEXAS BEVERAGES, LLC

By:
Name:
Title:

[OXFORD — FOURTH A&R PLEDGE AND SECURITY AGREEMENT]

VIEWPOINT MARKETING, INC.

By:
Name:
Title:

OXFORD LOCKBOX, INC.

By:
Name:
Title:

SUGARTOWN WORLDWIDE LLC

By:
Name:
Title:

S/T GROUP BLOCKER, INC.

By:
Name:
Title:

GCP SOUTHERN TIDE COINVEST, INC.

By:
Name:
Title:

S/T GROUP HOLDINGS, LLC

By:
Name:
Title:

[OXFORD — FOURTH A&R PLEDGE AND SECURITY AGREEMENT]

SOUTHERN TIDE, LLC

By:
Name:
Title:

OXFORD PRIVATE LIMITED OF DELAWARE, LLC

By:
Name:
Title:

[OXFORD — FOURTH A&R PLEDGE AND SECURITY AGREEMENT]

ADMINISTRATIVE AGENT:	SUNTRUST BANK, as Administrative Agent

By:
Name:
Title:

[OXFORD — FOURTH A&R PLEDGE AND SECURITY AGREEMENT]